INCOME TAXES (Details 1) - USD ($)	Apr. 30, 2022	Apr. 30, 2021
Deferred tax assets:
Net operating loss carry forward	$ 5,549,000	$ 5,187,000
Total deferred tax assets	5,549,000	5,187,000
Less: deferred tax asset valuation allowance	(5,549,000)	(5,187,000)
Total Net deferred tax assets	$ 0	$ 0